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                                                                    Exhibit 99.2

                               SHOPKO STORES, INC.


                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350


       Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of ShopKo Stores, Inc. (the "Company") certifies that the Quarterly Report on Form 10-Q of the Company for the quarter ended November 2, 2002 fully complies with the requirements of
Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: December 17, 2002
                                         SHOPKO STORES, INC.


                                         /s/ Brian W. Bender
                                         ------------------------
                                         Brian W. Bender
                                         Senior Vice President,
                                         Chief Financial Officer



       This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.